POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that, the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign Post-Effective Amendment No. 1 to a Registration Statement on Form S-8, Registration No. 59025, of the Corporation for the purpose of amending such Registration Statement and incorporating by reference such amendment into Registration Statements Nos. 33-34306 and 33-47761, and to sign any or all further post-effective amendments to any such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ W.E. Bradford



Dated:  October 24, 1995




                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that, the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign Post-Effective Amendment No. 1 to a Registration Statement on Form S-8, Registration No. 59025, of the Corporation for the purpose of amending such Registration Statement and incorporating by reference such amendment into Registration Statements Nos. 33-34306 and 33-47761, and to sign any or all further post-effective amendments to any such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/S/ W.H. Clark




Dated:  October 24, 1995



                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that, the undersigned hereby constitutes and appoints Timothy J. Fretthold, Jerry D. King, and Lisa K. Wortham, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of DIAMOND SHAMROCK, INC. (the "Corporation"), to sign Post-Effective Amendment No. 1 to a Registration Statement on Form S-8, Registration No. 59025, of the Corporation for the purpose of amending such Registration Statement and incorporating by reference such amendment into Registration Statements Nos. 33-34306 and 33-47761, and to sign any or all further post-effective amendments to any such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/S/ Lauro F. Cavazos



Dated:  October 24, 1995





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